UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2013

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Director or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press Releases

Item 2.02. Results of Operations and Financial Condition.

(a)  On February 4, 2013, Calamos Asset Management, Inc. (“Corporation”) issued a press release reporting results for the fourth quarter of 2012.  The press release issued by the Corporation is attached as Exhibit 99.1.

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On and effective January 30, 2013, Director Arthur L. Knight advised the Corporation that he was retiring as a member of the Board of Directors of the Corporation.  Mr. Knight’s decision was not the result of any disagreement regarding the Corporation’s operations, policies or practices.  A copy of the press release announcing Mr. Knight’s retirement is attached as Exhibit 99.2.

(c)  On and effective January 30, 2013, the Corporation promoted James J. Boyne (46) to President and Chief Operating Officer.  Most recently, Mr. Boyne served as Executive Vice President and Chief Operating Officer since November 2011.  From December 2009 until November 2011, Mr. Boyne served as President of Distribution and Operations and prior thereto as Senior Vice President, General Counsel and Secretary from April 2008 through December 2009.  Mr. Boyne’s annual base salary increased to $375,000.  A copy of the press release announcing Mr. Boyne’s promotion is attached as Exhibit 99.2.

Item 8.01. Other Events.

On January 30, 2013, the Corporation approved the repurchase of up to 3 million shares of its outstanding Class A common stock by Calamos Investments LLC.  A copy of the press release announcing the Corporation’s stock repurchase program is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the Corporation on February 4, 2013 regarding fourth quarter 2012 results and the stock repurchase program.
99.2 Press release issued by the Corporation on February 4, 2013 regarding the retirement of Arthur L. Knight and the promotion of James J. Boyne.

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 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: February 4, 2013	By:	/s/ J. Christopher Jackson

J. Christopher Jackson
Senior Vice President, General Counsel and Secretary

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 Exhibit Index

Exhibit Number	Description
99.1	February 4, 2013 press release issued by the Corporation reporting results for the fourth quarter of 2012 and the stock repurchase program.
99.2	February 4, 2013 press release issued by the Corporation reporting the retirement of Arthur L. Knight and the promotion of James J. Boyne.